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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2004

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Maryland                       0-31847                31-1724442
      --------                      ---------               ----------
(State or other Jurisdiction of    (Commission              (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.
         ------------

      On January 12, 2004, Lawrence Financial Holdings, Inc. issued a press release which announced that its annual meeting of stockholders will be held at the Company's main office at 311 South Fifth Street, Ironton, Ohio on May 14, 2004 at 4:30 p.m., local time. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated January 12, 2004.












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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LAWRENCE FINANCIAL HOLDINGS, INC.




Date: January 12, 2004                  By: /s/ RobRoy Walters
                                            ------------------------------------
                                            RobRoy Walters
                                            Executive Vice President and
                                              Chief Financial Officer